EXHIBIT 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of Black Bird Potentials Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Black Bird Potentials Inc. (the Company) as of December 31, 2019 and 2018, and the related statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2019, and for the period from October 16, 2018 (inception), through December 31, 2018, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the year ended December 31, 2019, and for the period from October 16, 2018 (inception), through December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ FARMER, FUQUA & HUFF, P.C.

Farmer, Fuqua, & Huff, P.C.

We have served as the Company’s auditor since 2020

Richardson, TX

July 10, 2020

  BLACK BIRD POTENTIALS INC.

Balance Sheets

	12/31/19	12/31/18
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$85,969		$37,662
Accounts receivable, less allowance of $4,461 at December 31, 2019	4,461		---
Inventory	8,787		---
Deposit	20,000		---
Total current assets	119,217		37,662
TOTAL ASSETS	$119,217		$37,662
LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Current liabilities
Other current liabilities
Accrued liabilities	$4,272	$	---
Total other current liabilities	4,272		---
Total current liabilities	4,272		---
TOTAL LIABILITIES	$4,272	$	---
STOCKHOLDERS’ EQUITY
Preferred stock, $0.00001 par value, 1,000,000 shares authorized, 1,000,000 issued and outstanding at December 31, 2019 and 2018, respectively	$10		$10
Common stock, $0.00001 par value, 300,000,000 shares authorized, 54,964,000 and 47,115,000 shares issued and outstanding at December 31, 2019 and 2018, respectively	549		471
Stockholder receivable	(1,000)		(5,000)
Additional paid-in capital	264,897		42,319
Retained earnings (accumulated deficit)	(149,511)		(138)
Total stockholders’ equity	114,945		37,662
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$119,217		$37,662

The accompanying notes are an integral part of these financial statements.

  BLACK BIRD POTENTIALS INC.

Statements of Operations

	For the Years Ended December 31,
	2019	2018
Sales	$17,771	$	---
Cost of goods sold	17,802		---
Gross profit (loss)	(310)		---
Expenses
Consulting services	48,108		---
Website expense	8,471		---
Legal and professional services	32,860		---
Product license	44,762		---
Bad debt expense	4,461		---
General and administrative	10,980		138
Total expenses	149,642		138
Net operating loss	(149,673)		(138)
Other income
Other miscellaneous income	300		---
Total other income	300		---
Loss before taxes	(149,373)		(138)
Income tax expense	---		---
Net loss	$(149,373)		$(138)
Net loss per common share
Basic and diluted	$ (---)		$ (---)
Weighted average number of common shares outstanding:
Basic and diluted	50,630,730		45,376,579

The accompanying notes are an integral part of these financial statements.

BLACK BIRD POTENTIALS INC.

Statement of Changes in Stockholders’ Equity (Deficit)

For the Years Ended December 31, 2019 and 2018

	Preferred Stock			Common Stock
	Shares	Amount		Shares	Amount		Stockholder Receivable		Additional Paid-in Capital		Retained Earnings (Accumulated Deficit)		Total
Balances at October 16, 2018	---	$	---	---	$	---	$	---	$	---	$	---	$	---
Stock issued for cash	1,000,000		10	46,865,000		468		---		37,322		---		37,800
Stock issued for stockholder receivable	---		---	250,000		3		(5,000)		4,997		---		---
Net loss	---		---	---		---		---		---		(138)		(138)
Balance, December 31, 2018	1,000,000		10	47,115,000		471		(5,000)		42,319		(138)		37,662
Cash received on stockholder receivable	---		---	---		---		5,000		---		---		5,000
Stock issued for cash	---		---	4,919,000		49		---		174,401		---		174,450
Stock issued for stockholder receivable	---		---	110,000		1		(1,000)		999		---		---
Stock issued for services	---		---	2,820,000		28		---		44,972		---		45,000
Non-cash additional paid-in capital by related parties	---		---	---		---		---		2,206		---		2,206
Net loss	---		---	---		---		---		---		(149,373)		(149,373)
Balance, December 31, 2019	1,000,000		$10	54,964,000		$549		$(1,000)		$264,897		$(149,511)		$114,945

The accompanying notes are an integral part of these financial statements.

BLACK BIRD POTENTIALS INC.

Statements of Cash Flows

	For the Years Ended December 31,
	2019		2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss		$(149,373)		$(138)
Adjustments to reconcile net loss to net cash provided by operating activities:
Bad debt expense		4,461		---
Stock issued for services		45,000		---
Accounts receivable		(8,992)		---
Inventory		(6,581)		---
Deposits		(20,000)		---
Accrued expenses		4,272		---
Net cash used for operating activities		(131,143)		(138)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of preferred stock	$	---		$10
Proceeds from issuance of common stock		179,450		37,790
Net cash provided by financing activities		179,450		37,800
Net increase in cash and cash equivalents		48,307		37,662
Cash and cash equivalents at beginning of period		37,662		---
Cash and cash equivalents at end of period		$85,969		$37,662
NON-CASH INVESTING AND FINANCING ACTIVITIES:
Common stock issued for stockholder receivable		$1,000		$5,000
Non-cash additional paid-in capital by related parties		$2,206	$	---
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid	$	---	$	---
Interest expense	$	---	$	---

The accompanying notes are an integral part of these financial statements.

  BLACK BIRD POTENTIALS INC.

Notes to Financial Statements

December 31, 2019

1.	Basis of Presentation and Nature of Operations

Organization

Black Bird Potentials Inc. (the “Company”) is a corporation that was formed in Wyoming on October 16, 2018. The Company has adopted a December 31st calendar year end for reporting requirements.

The Company is engaged in the production and sale of consumer products, including products containing Cannabidiol, or CBD, derived from industrial hemp that contains no more than 0.3% THC. The Company’s products are marketed under the “Grizzly Creek Naturals” trademark. Also, the Company is a licensed participant in the Montana Hemp Pilot Program, under which the Company is a grower of industrial hemp.

The Company has developed an environmentally-friendly biopesticide, MiteXstream, that eliminates mold, mildew and many pests, including spider mites, which are significant problems in the cultivation of cannabis (marijuana and industrial hemp) and hops. In January 2019, the Company applied to the U.S. Environmental Protection Agency for the certification of MiteXstream as a biopesticide. Sales of MiteXstream will not commence until EPA certification is achieved.

2.	Summary of Significant Accounting Policies

Revenue Recognition

Revenues are recognized upon shipment of goods from the Company’s facilities or upon notification of direct shipment from the Company’s suppliers to the Company’s customers.

Cash and Cash Equivalents

For the purposes of the statement of cash flows, these include cash on hand, cash in checking and savings accounts with banks. All short-term debt securities with a maturity of three months or less are considered cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

Reclassifications

Certain items from prior year financial statements have been reclassed to conform to current year presentation.

Leases

Leases that meet the criteria for capitalization are classified as capital leases. Leases that do not meet such criteria are classified as operating leases and related rentals are charged to expense as incurred. As of December 31, 2019 and 2018, there were no such leases.

Concentration of Cash and Credit Risk

The Company maintains corporate cash balances which, at times, may exceed federally insured limits. Management believes it is not exposed to any significant risk on its cash balances. At December 31, 2019 and 2018, the Company had no uninsured cash balances.

Inventory

Inventory is stated at the lower of average cost or market. Cost is determined principally by the standard cost method, which approximates the first-in, first-out method. The Company writes off any inventory items when the item experiences no significant movement, or when management determines the item to be obsolete.

Accounts Receivable

Accounts receivable are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amounts management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for accounts receivable.

Advertising

Advertising costs are expensed in the year incurred. For the years ended December 31, 2019 and 2018, the Company incurred $154 and $-0- in advertising expense, respectively.

Fair Value of Financial Instruments

Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 820, “Fair Value Measurements and Disclosures”, defines fair value as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. The fair value should be calculated based on assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity.

The carrying amounts reported in the balance sheets for cash and cash equivalents and receivables are a reasonable estimate of fair value.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company's financial statements.

3.	Regulation A Offering

In April 2019, the Company’s Form 1-A Offering Statement filed with the SEC, relating to an offering pursuant to Regulation A under the Securities Act of 1933, as amended, was “qualified” by the SEC. Pursuant to this offering, the Company sold a total of 2,529,000 shares of its common stock at an offering price of $.05 per share, for total proceeds of $126,450. The proceeds of this offering were applied to inventory, operating expenses and working capital.

4.	Common Stock

During the year ended December 31, 2019, the Company issued shares of its common stock, as follows:

– In a private sale, the Company sold 200,000 shares of common stock for $3,000 in cash, a per share price of $.015.

– Pursuant to a private offering, the Company sold a total of 2,300,000 shares of common stock for $46,000 in cash, a per share price of $.02.

– Pursuant to the Company’s Regulation A offering, the Company sold a total of 2,529,000 shares of common stock for at total of $126,450, a per share price of $.05, of which $1,000 was stockholder receivable at December 31, 2019.

– The Company issued a total of 2,820,000 shares of common stock to third-party consultants, which shares were valued, in aggregate, at $45,000, an average of $.016 per share. See Note 6. Related Party Transactions—Common Stock Issued for Services.

During the year ended December 31, 2018, the Company issued shares of its common stock, as follows:

– Pursuant to a private offering, the Company sold a total of 2,115,000 shares of common stock were sold for a total of $42,300, a per share price of $.02, of which $5,000 was a stockholder receivable at December 31, 2018.

– At its inception, the Company sold a total of 45,000,000 shares of common stock and 1,000,000 shares of Series A Super Voting Convertible Preferred Stock for an aggregate of $500 in cash. These shares were issued to the founders of the Company. See Note 6. Related Party Transactions.

5.	Stockholder Receivable

At December 31, 2019, cash relating to a stockholder receivable for $1,000 of common stock under the Company’s Regulation A offering had not been received.

At December 31, 2018, cash relating to a stockholder receivable for $5,000 of common stock under a private offering had not been received by the Company. Such stockholder receivable amount was received by the Company in January 2019.

6.	Related Party Transactions

Sales of Securities

During the year ended December 31, 2018, the Company sold securities to related parties, as follows:

– In October 2018, one of the Company’s officers and directors, Fabian G. Deneault, purchased 22,500,000 shares of common stock and 500,000 shares of Series A Super Voting Convertible Preferred Stock for a total of $250 in cash.

– In October 2018, the law firm in which on one of the Company’s officers and directors, Eric Newlan, is a partner purchased 22,500,000 shares of common stock and 500,000 shares of Series A Super Voting Convertible Preferred Stock for a total of $250 in cash.

– In December 2018, Fabian G. Deneault purchased 200,000 shares of common stock in a private offering for $4,000 in cash, a per share price of $.02.

Effective January 1, 2019, the Company entered into a Distribution and Private Label Agreement (the “Distribution Agreement”) with Thoreauvian Product Services, LLC, a company controlled by the Company’s officers and directors, Fabian G. Deneault and Eric Newlan, relating to the Company’s licensed biopesticide product, MiteXstream (the “Private Label Product”). The Distribution Agreement has an initial term of 10 years and a single 10-year renewal term.

Under the Distribution Agreement, the Company has the exclusive right to distribute and sell the Private Label Product in the United States and Canada. In addition, the Company is required to pay a $20,000 exclusivity fee and to purchase $20,000 of the Private Label Product in conjunction with the signing of the Distribution Agreement and to purchase not less than $20,000 of the Private Label Product each year. In addition, the Company is required to pay all costs in excess of $20,000 associated with MiteXstream’s becoming approved by the U.S. EPA (and relevant states) as a pesticide. During the year ended December 31, 2019, the Company paid (1) the required exclusivity fee ($20,000), (2) or the required Private Label Product amount ($20,000) and (3) a total of $24,762 in EPA-related costs.

Common Stock Issued for Services

During the year ended December 31, 2019, the Company issued a total of 520,000 shares of common stock, with an aggregate value of $6,000, to a consultant who was, at the time of each issuance, a third party. Effective with the Company’s consummating a reverse-merger transaction (see Note 10. Subsequent Events—Acquisition Transaction) in January 2020, such third-party consultant became a related party of the Company.

Company Facilities

During the years ended December 31, 2019 and 2018, the Company’s President, Fabian G. Deneault, provided required office space and greenhouse space at no charge.

7.	Distribution Agreements

In July 2019, the Company entered into a distribution agreement with a Montana-based company with respect to the Company’s Grizzly Creek Naturals products.

In September 2019, the Company entered into a distribution agreement with a Las Vegas, Nevada-based company with respect to the Company’s Grizzly Creek Naturals products. In June 2020, the Company terminated this agreement, due to a lack of performance. See Note 10. Subsequent Events.

8.	Statement of Changes in Stockholders’ Equity

Preferred Stock

During the year ended December 31, 2019, no shares of preferred stock were sold.

During the year ended December 31, 2018, the Company sold a total of 1,000,000 shares of its preferred stock to its founders for cash in the total amount of $10. During the year ended December 31, 2019, the Company did not issue any shares of preferred stock. See Note 6. Related Party Transactions.

Common Stock

– Stock Issued for Cash

During the year ended December 31, 2019, the Company sold shares of its common stock for cash, as follows: 200,000 shares of common stock were sold for $3,000 in cash, a per share price of $.015; 2,300,000 shares of common stock were sold for a total of $46,000 in cash, a per share price of $.02; and the Company sold a total of 2,529,000 shares of common stock for at total of $126,450, of which $1,000 was stockholder receivable at December 31, 2019, a per share price of $.05.

During the year ended December 31, 2018, the Company sold shares of its common stock for cash, as follows: 45,000,000 shares of common stock were sold for a total of $490 in cash (See Note 6. Related Party Transactions); and 2,115,000 shares of common stock were sold for a total of $42,300, a per share price of $.02, of which $5,000 was a stockholder receivable at December 31, 2018.

– Stock Issued for Services

During the year ended December 31, 2019, the Company issued a total of 2,820,000 shares of common stock to third-party consultants, which shares were valued, in aggregate, at $45,000, an average of $.016 per share.

During the year ended December 31, 2018, the Company did not issue shares of its common stock in payment of services.

– Common Stock Subscribed

At December 31, 2019, the Company had a stockholder receivable in the amount of $1,000 from a single third party.

At December 31, 2018, the Company had a stockholder receivable in the amount of $5,000 from a single third party. In January 2019, such stockholder receivable was received by the Company.

Additional Paid-in Capital

During the year ended December 31, 2019, total additional paid-in capital from issuances of common stock of the Company totaled $264,897, $174,401 of which is attributable to cash received in excess of stated capital, $44,972 of which is attributable to the value of shares of common stock issued being in excess of stated capital and $999 of which is attributable to a stockholder receivable. During the year ended December 31, 2018, total additional paid-in capital from issuances of common stock of the Company totaled $42,319, $37,322 of which is attributable to the value of shares of common stock issued being in excess of stated capital and $4,997 of which is attributable to a stockholder receivable. No additional paid-in capital was derived from the sale of Company preferred stock.

Retained Earnings (Accumulated Deficit)

For the year ended December 31, 2019, the Company had a net loss of $149,373 compared to a net loss of $138 for the year ended December 31, 2018, for a total accumulated deficit at December 31, 2019, of $149,511.

Total Stockholders’ Equity

Total stockholders’ equity increased from $37,662 at December 31, 2018, to $114,945 at December 31, 2019. The Company’s stockholders’ equity is primarily attributable to sales of its securities since its inception in October 2018 through December 31, 2019, in the total amount of $217,250.

9.	Income Taxes

No provision was made for federal income tax for the year ended December 31, 2019, since the Company had net operating losses.

The Company has available net operating loss carry-forward of approximately $149,511, which begins to expire in 2029 unless utilized beforehand. The availability of the Company’s net operating loss carry forwards are subject to limitation if there is a 50% or more positive change in the ownership of the Company’s stock. As presented below, the Company generated a deferred tax asset through the net operating loss carry-forward. However, a 100% valuation allowance has been established because the ultimate realization of the deferred tax asset is dependent upon the generation of future taxable income during the periods in which the net operating loss carryforwards are available. Management considers projected future taxable income, the scheduled reversal of deferred tax liabilities and available tax planning strategies that can be implemented by the Company in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the period in which the net operating loss carryforwards are available to reduce income taxes payable, management has established a full valuation allowance such that the net deferred tax asset is $0 as of December 31, 2019 and 2018.

The Tax Cuts and Jobs Act of 2017 (the “2017 Act”) reduced the corporate tax rate from 35% to 21% for tax years beginning after December 31, 2018. For net operating losses (NOLs) arising after December 31, 2018, the 2017 Act limits a taxpayer’s ability to utilize NOL carryforwards to 80% of taxable income. In addition, NOLs arising after 2017 can be carried forward indefinitely, but carryback is generally prohibited. NOLs generated in tax years beginning before January 1, 2018, will not be subject to the taxable income limitation. The 2017 Act would eliminates the carryback of all NOLs arising in a tax year ending after 2017 and, instead, permits all such NOLs to be carried forward indefinitely.

	As of December 31,
	2019		2018
Deferred tax assets:
Net operating loss carryforwards		$31,397		$29
Less: valuation allowance		(31,397)		(29)
Net deferred tax assets	$	---	$	---

10.	Subsequent Events

Acquisition Transaction

Effective January 1, 2020, the Company consummated a plan and agreement of merger (the “Merger Agreement”) with Digital Development Partners, Inc., a publicly-traded company (“DGDM”), pursuant to which the Company became a wholly-owned subsidiary of DGDM. Such acquisition transaction, accounted for by DGDM as a “reverse merger”, resulted in the Company’s control persons becoming the control persons of DGDM.

Facility Lease

In May 2020, the Company entered into a facility lease with Grizzly Creek Farms, LLC, an entity owned by one of its directors, Fabian G. Deneault, with respect to approximately 2,000 square feet of manufacturing space located in Ronan, Montana. Monthly rent under such lease is $1,500 and the initial term of such lease expires in December 2025. The Company utilizes the leased facility for the manufacture of products, including its FDA-listed hand sanitizer products.

Distribution Agreements

In March 2020, the Company entered into a regional development and distribution agreement with Northland Partners, LLC (the “Tri-State Distributor”), who will focus on distribution of our products in North Dakota, South Dakota and Minnesota.

In June 2020, the Company terminated its distribution agreement with its Las Vegas-based distributor, due to non-performance.

Other

Management has evaluated subsequent events through July 10, 2020, the date on which the financial statements were available to be issued.